                               Two World Trade Center, New York, New York 10048

INTERCAPITAL INSURED MUNICIPAL SECURITIES
LETTER TO THE SHAREHOLDERS October 31, 1995

DEAR SHAREHOLDER:

Bonds have rallied significantly since late last year. Progressive tightening of monetary policy by the Federal Reserve Board over the 12 months through February 1995 led to slower economic growth and caused bonds to advance. The trend toward lower long-term interest rates this year was also aided in July by a 25 basis point reduction in the federal-funds rate (the interest rate banks charge each other for overnight loans).

MUNICIPAL MARKET CONDITIONS

Long-term municipal bond yields declined from a high of 7.37 percent in November 1994 to 6.02 percent at the end of October 1995, as tracked by The Bond Buyer Revenue Bond Index*. This 135 basis point decline in yield corresponded to an 11 percent price increase for callable municipal bonds with 30-year maturities. Similarly, yields on 1-year municipal notes moved from 4.51 percent to 3.82 percent. The yield pickup for extending maturity from 1-to 30- years was 220 basis points.

Tax-exempt bonds began the year by outperforming U.S. Treasury bonds, but then deteriorated on a relative basis. The ratio of the Revenue Bond Index yield to the 30-year U.S. Treasury bond yield moved from 89 percent in December 1994 to 84 percent by the end of February 1995. A declining ratio means that municipal bond prices have been stronger than U.S. Treasury prices. In the spring the municipal market began to discount the risk of comprehensive changes in the tax code created by flat tax rhetoric from Washington. This caused the yield ratio to reach a high of 95 percent during the summer. Over the past 10 years, long municipal yields have averaged 89 percent of U.S. Treasury yields.

---------------
*The Bond Buyer Revenue Bond Index is an arithmetic average of the yields of 25 selected municipal revenue bonds with 30-year maturities. Credit ratings of these bonds range from Aa1 to Baa1 by Moody's Investors Service, Inc., and AA+ to A- by Standard & Poor's Corp.

INTERCAPITAL INSURED MUNICIPAL SECURITIES

The municipal market continued to experience consolidation in 1995. Municipal underwriting in the first 10 months of the year was down 16 percent from the same period in 1994. This change followed a 44 percent drop in volume for all of 1994. The effect of lower volume and profitability was also apparent in the decisions of several major dealers to withdraw from the municipal business.

TAX REFORM

Flat-tax advocates have generated increased publicity for their proposals and have affected the municipal market since early 1995. Most of the discussion on proposed tax-reform measures is based on theoretical concepts, containing broad assumptions and lacking specific details. Basically, the various plans raise questions about the fairness of changing from a progressive to a regressive tax structure. Low flat-tax rate plans call for the elimination of deductions of mortgage interest, charitable contributions, property taxes, and state and local income taxes. Should politicians make tax reform a central issue in the 1996 elections, media coverage will expand from the financial page to the front page. If that happens, municipal bonds could come under further pressure. For example, when major tax reform turmoil occurred in 1986, municipal yields briefly exceeded taxable yields.

In addition to the market risk associated with the flat-tax proposals, municipal credits would also be negatively affected. If mortgage interest and property tax deductions were eliminated, municipalities would experience a decline in their property tax base. The loss of state and local income tax deductions would increase the relative economic disadvantage that high-tax states already face. The flat tax represents a shift in tax accountability from the federal to local governments. Taxpayer recognition of the extent of changes under consideration may impede the passage of comprehensive tax reform.

FUND PERFORMANCE

The net asset value (NAV) of InterCapital Insured Municipal Securities (IMS) rose from $13.20 to $14.91 per share during the fiscal year ended October 31, 1995. Based on this NAV change plus reinvestment of tax-free dividends totaling $0.75 per share, the Trust's total return was 20.05 percent. Over the same period, IMS's market price on the New York Stock Exchange appreciated 13.5 percent from $11.125 to $12.625 per share. Based on this market price change and reinvestment of tax-free dividends, the Trust's total return was 20.61 percent. IMS began the fiscal year trading at a 16 percent discount to NAV and closed at a 15 percent discount. Undistributed net investment income totaled $0.099 per share on October 31, 1995 versus $0.058 per share a year ago. Since the amount of IMS's undistributed net investment income continued to increase during the year, the Trustees voted to raise

INTERCAPITAL INSURED MUNICIPAL SECURITIES the monthly dividend from $0.0625 to $0.0675 per share beginning with the November 1995 payment. This revised dividend rate more accurately reflects the Trust's current earnings.

PORTFOLIO STRUCTURE

On October 31, 1995, IMS's long-term portfolio was diversified among 9 specific long-term municipal sectors and 36 credits. The three largest sectors -- electric, transportation facilities revenue and general obligation bonds -- represented 57 percent of the portfolio. The average maturity and call protection of the Trust's long-term holdings were 25 and 9 years, respectively. Net assets exceeded $141 million.

Each position in the portfolio was backed by triple "A" rated bond insurers. This is to ensure the timely payment of principal and interest. The distribution of credit enhancements is illustrated on the right.


CREDIT ENHANCEMENTS AS OF OCTOBER 31, 1995
(% OF TOTAL LONG-TERM INVESTMENTS)

MBIA        49%
AMBAC       34%
FGIC        15%
CONNIE LEE   2%



LOOKING AHEAD

The slower pace of economic growth in 1995 and the Federal Reserve Board's previous interest rate moves have improved bond-market expectations. The decreasing supply of new issues, combined with significant maturities and calls for redemption, should continue to be positive for the municipal market. However, tax-reduction proposals are likely to continue to receive publicity and may cloud the outlook for tax-exempt bonds. With long-term municipal securities yielding more than 90 percent of the yield on U.S. Treasuries, the market has already begun the process of discounting the risk that a flat tax might eventually become law.
The Trust's procedure for reinvestment of all dividends and distributions on common shares is through purchases in the open market. This method helps to support the market value of the Trust's shares. In addition, we would like to remind you that the Trustees have approved a procedure whereby the Trust, when appropriate, may purchase shares in the open market or in privately negotiated transactions at a

INTERCAPITAL INSURED MUNICIPAL SECURITIES price not above market value or net asset value, whichever is lower at the time of purchase. During the fiscal year ended October 31, 1995, the Trust purchased and retired 520,300 shares of common stock at a weighted average market discount of 12.16 percent.

We appreciate your ongoing support of InterCapital Insured Municipal Securities and look forward to continuing to serve your investment needs.

Very truly yours,

/s/ CHARLES A. FIUMEFREDDO
--------------------------
CHARLES A. FIUMEFREDDO
Chairman of the Board

INTERCAPITAL INSURED MUNICIPAL SECURITIES

RESULTS OF ANNUAL MEETING (unaudited)

                             *         *         *

On June 22, 1995, an annual meeting of the Trust's shareholders was held for the purpose of voting on three separate matters, the results of which were as follows:

(1) ELECTION OF TRUSTEES:

Jack F. Bennett
For...........................   7,058,328
Withheld......................     117,439

Michael Bozic
For...........................   7,059,343
Withheld......................     116,424

Charles A. Fiumefreddo
For...........................   7,057,969
Withheld......................     117,798

Edwin J. Garn
For...........................   7,062,124
Withheld......................     113,643

John R. Haire
For...........................   7,056,008
Withheld......................     119,759

Dr. Manuel H. Johnson
For...........................   7,059,191
Withheld......................     116,576

Paul Kolton
For...........................   7,055,640
Withheld......................     120,127

Michael E. Nugent
For...........................   7,060,079
Withheld......................     115,688

Philip J. Purcell
For...........................   7,056,858
Withheld......................     118,909

John L. Schroeder
For...........................   7,059,663
Withheld......................     116,104

(2) CONTINUANCE OF THE CURRENTLY EFFECTIVE INVESTMENT MANAGEMENT AGREEMENT:

           For............................................................   6,706,683
           Against........................................................     109,197
           Abstain........................................................     359,887

(3) RATIFICATION OF PRICE WATERHOUSE LLP AS INDEPENDENT ACCOUNTANTS:

           For............................................................   6,873,345
           Against........................................................      47,026
           Abstain........................................................     255,396

INTERCAPITAL INSURED MUNICIPAL SECURITIES

PORTFOLIO OF INVESTMENTS October 31, 1995

PRINCIPAL
AMOUNT IN                                                                                   COUPON    MATURITY
THOUSANDS                                                                                   RATE        DATE           VALUE
--------------------------------------------------------------------------------------------------------------------------------
              MUNICIPAL BONDS (97.0%)
              General Obligation (13.5%)
$  3,920      Kodiak Island Borough, Alaska, Ser 1994 A (AMBAC).........................    5.50 %     02/15/14     $  3,839,993
   5,000      Moulton-Niguel Water District, California, 1993 Refg (MBIA)...............    5.00       09/01/19        4,534,350
   3,000      Chicago, Illinois, Refg Ser 1993 B (AMBAC)................................    5.125      01/01/22        2,751,450
   8,000      Washoe County School District, Nevada, Ltd Tax Ser 04/01/94 A (MBIA)......    5.75       06/01/13        8,043,680
--------
                                                                                                                      ----------
  19,920                                                                                                              19,169,473
--------                                                                                                              ----------
              Educational Facilities Revenue (6.6%)
   2,000      Chicago State University, Illinois, Ser 1994 (MBIA).......................    6.15       12/01/23        2,043,400
   2,350      New York State Dormitory Authority, Fordham University Ser 1994 (FGIC)....    5.50       07/01/23        2,294,352
   2,000      Rhode Island Health & Educational Building Corporation, Providence College
               Ser 1993 (MBIA)..........................................................    5.60       11/01/22        1,927,300
   3,000      Wisconsin Health & Educational Facilities Authority, Marquette University
               Ser 1994 (FGIC)..........................................................    6.50       12/01/19        3,149,520
--------
                                                                                                                      ----------
   9,350                                                                                                               9,414,572
--------                                                                                                              ----------
              Electric Revenue (24.4%)
   4,000      Anchorage, Alaska, Refg Ser 1993 (MBIA)...................................    6.20       12/01/13        4,148,880
   5,000      Sacramento Municipal Utility District, California, Refg 1994 Ser I
               (MBIA)...................................................................    6.00       01/01/24        5,048,750
   3,000      Municipal Electric Authority of Georgia, Power Ser EE (AMBAC).............    6.00       01/01/22        3,033,840
   5,000      Kansas City, Kansas Utility Refg & Impr Ser 1994 (FGIC)...................    6.375      09/01/23        5,336,200
   5,000      Piedmont Municipal Power Agency, South Carolina, Refg Ser 1993 (MBIA).....    5.375      01/01/25        4,797,250
   4,730      Utah Municipal Power Agency, Refg Ser 1993 A (FGIC).......................    5.25       07/01/18        4,415,076
   5,000      Bedford, Virginia, Hydro Ser 1994 (AMBAC).................................    5.25       06/01/25        4,700,200
   3,000      Tacoma, Washington, Refg 1994 (FGIC)......................................    6.25       01/01/15        3,106,980
--------                                                                                                              ----------
  34,730                                                                                                              34,587,176
--------                                                                                                              ----------
              Hospital Revenue (12.4%)
   3,000      Morgan County Health Care Authority, Alabama, Decatur General Hospital Ser
               1994 (Connie Lee)........................................................    6.375      03/01/24        3,094,710
   4,000      California Statewide Communities Development Authority, Sharp Health Care
               dtd 03/15/94 COPs (MBIA).................................................    6.00       08/15/24        4,021,640
   3,000      Volusia County Health Facilities Authority, Florida, Memorial Health Refg
               & Impr Ser 1994 (AMBAC)..................................................    5.75       11/15/20        2,976,300
   1,500      Illinois Health Facilities Authority, University of Chicago Hospital Ser
               1994 (MBIA)..............................................................    6.125      08/15/21        1,525,290
   3,105      Massachusetts Health & Educational Facilities Authority, Lahey Clinic
               Medical Center Ser B (MBIA)..............................................    5.375      07/01/23        2,928,077
   3,000      New Hampshire Higher Educational & Health Facilities Authority, The
               Hitchcock Clinic Ser 1994 (MBIA).........................................    6.00       07/01/24        3,011,430
--------                                                                                                              ----------
  17,605                                                                                                              17,557,447
--------                                                                                                              ----------

                       SEE NOTES TO FINANCIAL STATEMENTS

INTERCAPITAL INSURED MUNICIPAL SECURITIES

PRINCIPAL
AMOUNT IN                                                                                   COUPON    MATURITY
THOUSANDS                                                                                   RATE        DATE           VALUE
--------------------------------------------------------------------------------------------------------------------------------
              Industrial Development/Pollution Control Revenue (5.1%)
$  5,550      Hawaii Department of Budget & Finance, Hawaiian Electric Co Inc Ser 1992
               (AMT) (MBIA).............................................................    6.55 %     12/01/22     $  5,848,368
   1,500      Pennsylvania Industrial Development Authority, Ser 1994 (AMBAC)...........    5.50       01/01/14        1,479,540
--------                                                                                                              ----------
   7,050                                                                                                               7,327,908
--------                                                                                                              ----------
              Mortgage Revenue - Multi-Family (2.2%)
   3,000      Los Angeles Community Redevelopment Agency, California, Refg Ser 1994 A
--------       (AMBAC)..................................................................    6.55       01/01/27        3,097,260
                                                                                                                      ----------
              Public Facilities Revenue (2.2%)
   1,000      Hillsborough County School Board, Florida, Ser 1994 COPs (MBIA)...........    6.00       07/01/14        1,025,250
   2,000      Michigan Municipal Bond Authority, Ser 1994 A (FGIC)......................    6.00       12/01/13        2,056,960
--------                                                                                                              ----------
   3,000                                                                                                               3,082,210
--------                                                                                                              ----------
              Transportation Facilities Revenue (19.1%)
   5,225      San Francisco Airports Commission, San Francisco Intl Airport Second Ser
               Refg (MBIA)..............................................................    6.75       05/01/20        5,715,210
   3,000      Atlanta, Georgia, Airport Ser 1994 B (AMT) (AMBAC)........................    6.00       01/01/21        3,015,570
   2,875      Hawaii, Airports Third Refg Ser of 1994 (AMT) (AMBAC).....................    5.75       07/01/09        2,939,170
              Chicago Midway Airport, Illinois,
   3,000       1994 Ser A (AMT) (MBIA)..................................................    6.25       01/01/14        3,102,300
   4,000       1994 Ser A (AMT) (MBIA)..................................................    6.25       01/01/24        4,081,000
   5,000      Regional Transportation Authority, Illinois, Ser 1994 A (AMBAC)...........    6.25       06/01/24        5,159,850
   3,000      Pennsylvania Turnpike Commission, Oil Franchise Tax Ser A of 1994
               (AMBAC)..................................................................    6.00       12/01/19        3,058,200
--------                                                                                                              ----------
  26,100                                                                                                              27,071,300
--------                                                                                                              ----------
              Water & Sewer Revenue (7.3%)
   5,000      Central Coast Water Authority, California, Ser 1992 (AMBAC)...............    6.60       10/01/22        5,357,800
   5,000      Los Angeles, California, Wastewater Refg Ser 1993 A (MBIA)................    5.70       06/01/20        4,921,800
--------                                                                                                              ----------
  10,000                                                                                                              10,279,600
--------                                                                                                              ----------
              Other Revenue (4.2%)
              Indianapolis, Indiana, Gas Utility
   1,000       Refg Ser 1993 A (FGIC)...................................................    5.375      06/01/21          946,190
   5,000       Refg Ser 1994 A (AMBAC)..................................................    5.875      06/01/24        5,001,650
--------                                                                                                              ----------
   6,000                                                                                                               5,947,840
--------                                                                                                              ----------
 136,755      TOTAL MUNICIPAL BONDS (Identified Cost $131,379,257).............................................      137,534,786
--------                                                                                                              ----------

                       SEE NOTES TO FINANCIAL STATEMENTS

INTERCAPITAL INSURED MUNICIPAL SECURITIES

PRINCIPAL
AMOUNT IN                                                                                   COUPON    MATURITY
THOUSANDS                                                                                   RATE        DATE           VALUE
--------------------------------------------------------------------------------------------------------------------------------
              SHORT-TERM MUNICIPAL OBLIGATION (1.0%)
$  1,400      Harris County Health Facilities Development Corporation, Texas, Methodist
--------       Hospital 1994 (Demand 11/01/95) (Identified Cost $1,400,000).............    4.00%*     12/01/25     $  1,400,000
                                                                                                                      ----------
$138,155      TOTAL INVESTMENTS (Identified Cost $132,779,257) (a)....................................    98.0%     138,934,786
--------
--------
              CASH AND OTHER ASSETS IN EXCESS OF LIABILITIES............................................    2.0        2,802,780
                                                                                                           ----       ----------
              NET ASSETS...............................................................................  100.0%     $141,737,566
                                                                                                         ======     ============

---------------------
    AMT        Alternative Minimum Tax.
   COPs        Certificates of Participation.
     *         Current coupon of variable rate security.
    (a)        The aggregate cost for federal income tax purposes is
               $132,779,257; the aggregate gross and net unrealized
               appreciation is $6,155,529.
Bond Insurance:
   AMBAC       AMBAC Indemnity Corporation.
Connie Lee     Connie Lee Insurance Company.
   FGIC        Financial Guaranty Insurance Company.
   MBIA        Municipal Bond Investors Assurance Corporation.

--------------------------------------------------------------------------------
                       GEOGRAPHIC SUMMARY OF INVESTMENTS
                Based on Market Value as a Percent of Net Assets
                                October 31, 1995

Alabama............  2.2%
Alaska.............  5.6
California......... 23.0
Florida............  2.8
Georgia............  4.3
Hawaii.............  6.2
Illinois........... 13.2
Indiana............  4.2
Kansas.............  3.8%
Massachusetts......  2.1
Michigan...........  1.5
Nevada.............  5.7
New Hampshire......  2.1
New York...........  1.6
Pennsylvania.......  3.2
Rhode Island.......  1.4
South Carolina.....  3.4%
Texas..............  0.9
Utah...............  3.1
Virginia...........  3.3
Washington.........  2.2
Wisconsin..........  2.2
                     ---
Total.............. 98.0%
                    ====

                       SEE NOTES TO FINANCIAL STATEMENTS

INTERCAPITAL INSURED MUNICIPAL SECURITIES

FINANCIAL STATEMENTS

STATEMENT OF ASSETS AND LIABILITIES
October 31, 1995
ASSETS:
Investments in securities, at value
 (identified cost $132,779,257).......................................    $138,934,786
Cash..................................................................          81,911
Interest receivable...................................................       2,779,674
Deferred organizational expenses......................................          29,299
Prepaid expenses......................................................           4,810
                                                                          ------------
    TOTAL ASSETS......................................................     141,830,480
                                                                          ------------
LIABILITIES:
Investment management fee payable.....................................          43,271
Accrued expenses......................................................          49,643
                                                                          ------------
    TOTAL LIABILITIES.................................................          92,914
                                                                          ------------
NET ASSETS:
Preferred shares of beneficial interest (1,000,000 shares authorized
 of non-participating $.01 par value, none issued)....................              --
                                                                          ------------
Common shares of beneficial interest (unlimited shares authorized of
 $.01 par value, 9,505,013 shares outstanding)........................     135,108,251
Net unrealized appreciation...........................................       6,155,529
Accumulated undistributed net investment income.......................         942,769
Accumulated net realized loss.........................................        (468,983)
                                                                          ------------
    NET ASSETS........................................................    $141,737,566
                                                                          ============
NET ASSET VALUE PER COMMON SHARE
 ($141,737,566 divided by 9,505,013 common shares outstanding)........          $14.91
                                                                                ======

        SEE NOTES TO FINANCIAL STATEMENTS

INTERCAPITAL INSURED MUNICIPAL SECURITIES

STATEMENT OF OPERATIONS
For the year ended October 31, 1995
NET INVESTMENT INCOME:
INTEREST INCOME........................................................    $ 8,323,717
                                                                           -----------
EXPENSES
Investment management fee..............................................        477,449
Professional fees......................................................         93,477
Transfer agent fees and expenses.......................................         54,675
Shareholder reports and notices........................................         48,901
Trustees' fees and expenses............................................         19,318
Registration fees......................................................         18,450
Organizational expenses................................................          8,796
Custodian fees.........................................................          8,014
Other..................................................................         10,977
                                                                           -----------
    TOTAL EXPENSES BEFORE EXPENSE OFFSET...............................        740,057
    LESS: EXPENSE OFFSET...............................................         (7,976)
                                                                           -----------
    TOTAL EXPENSES AFTER EXPENSE OFFSET................................        732,081
                                                                           -----------
    NET INVESTMENT INCOME..............................................      7,591,636
                                                                           -----------
NET REALIZED AND UNREALIZED GAIN (LOSS):
Net realized loss......................................................       (468,983)
Net change in unrealized depreciation..................................     15,582,145
                                                                           -----------
    NET GAIN...........................................................     15,113,162
                                                                           -----------
NET INCREASE...........................................................    $22,704,798
                                                                           ===========

        SEE NOTES TO FINANCIAL STATEMENTS

INTERCAPITAL INSURED MUNICIPAL SECURITIES

STATEMENT OF CHANGES IN NET ASSETS
                                                                             FOR THE PERIOD
                                                        FOR THE YEAR       FEBRUARY 28, 1994*
                                                           ENDED                THROUGH
                                                      OCTOBER 31, 1995      OCTOBER 31, 1994
---------------------------------------------------------------------------------------------
INCREASE (DECREASE) IN NET ASSETS:
OPERATIONS:
Net investment income.............................      $  7,591,636          $  4,436,941
Net realized loss.................................          (468,983)                   --
Net change in unrealized depreciation.............        15,582,145            (9,426,616)
                                                        ------------         -------------
    NET INCREASE (DECREASE).......................        22,704,798            (4,989,675)
Dividends to common shareholders from net
 investment income................................        (7,234,457)           (3,851,351)
Increase (decrease) from transactions in shares of
 beneficial interest..............................        (6,109,822)          141,118,064
                                                        ------------         -------------
    TOTAL INCREASE................................         9,360,519           132,277,038
NET ASSETS:
Beginning of period...............................       132,377,047               100,009
                                                        ------------         -------------
    END OF PERIOD
    (Including undistributed net investment income
    of $942,769 and $585,590, respectively).......      $141,737,566          $132,377,047
                                                        ============         =============

---------------------
 *  Commencement of operations.

        SEE NOTES TO FINANCIAL STATEMENTS

INTERCAPITAL INSURED MUNICIPAL SECURITIES

NOTES TO FINANCIAL STATEMENTS October 31, 1995

1. ORGANIZATION AND ACCOUNTING POLICIES

InterCapital Insured Municipal Securities (the "Trust") is registered under the Investment Company Act of 1940, as amended, as a diversified, closed-end management investment company. The Trust was organized as a Massachusetts business trust on October 14, 1993 and had no operations other than those relating to organizational matters and the issuance of 7,113 common shares of beneficial interest to Dean Witter InterCapital Inc. (the "Investment Manager") for $100,009. The Trust commenced operations on February 28, 1994.

The following is a summary of significant accounting policies:

A. VALUATION OF INVESTMENTS -- Portfolio securities are valued for the Trust by an outside independent pricing service approved by the Trustees. The pricing service has informed the Trust that in valuing the Trust's portfolio securities, it uses both a computerized matrix of tax-exempt securities and evaluations by its staff, in each case based on information concerning market transactions and quotations from dealers which reflect the bid side of the market each day. The Trust's portfolio securities are thus valued by reference to a combination of transactions and quotations for the same or other securities believed to be comparable in quality, coupon, maturity, type of issue, call provisions, trading characteristics and other features deemed to be relevant. Short-term debt securities having a maturity date of more than sixty days at time of purchase are valued on a mark-to-market basis until sixty days prior to maturity and thereafter at amortized cost based on their value on the 61st day. Short-term debt securities having a maturity date of sixty days or less at the time of purchase are valued at amortized cost.

B. ACCOUNTING FOR INVESTMENTS -- Security transactions are accounted for on the trade date (date the order to buy or sell is executed). Realized gains and losses on security transactions are determined by the identified cost method. The Trust amortizes premiums and accretes discounts over the life of the respective securities. Interest income is accrued daily.

C. FEDERAL INCOME TAX STATUS -- It is the Trust's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable and nontaxable income to its shareholders. Accordingly, no federal income tax provision is required.

D. DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS -- The Trust records dividends and distributions to its shareholders on the ex-dividend date. The amount of dividends and distributions from net investment income and net realized capital gains are determined in accordance with federal income tax

INTERCAPITAL INSURED MUNICIPAL SECURITIES regulations which may differ from generally accepted accounting principles. These "book/tax" differences are either considered temporary or permanent in nature. To the extent these differences are permanent in nature, such amounts are reclassified within the capital accounts based on their federal tax-basis treatment; temporary differences do not require reclassification. Dividends and distributions which exceed net investment income and net realized capital gains for financial reporting purposes but not for tax purposes are reported as dividends in excess of net investment income or distributions in excess of net realized capital gains. To the extent they exceed net investment income and net realized capital gains for tax purposes, they are reported as distributions of paid-in-capital.

E. ORGANIZATIONAL EXPENSES AND OFFERING COSTS -- The Investment Manager paid the organizational expenses and offering costs of the Trust's common shares in the amounts of $44,000 and $416,290, respectively. The organizational expenses which have been reimbursed for the full amount thereof have been deferred and are being amortized by the straight-line method over a period not to exceed five years from the commencement of operations. Offering costs were charged to capital at the time of issuance of the Trust's common shares.

2. INVESTMENT MANAGEMENT AGREEMENT

Pursuant to an Investment Management Agreement, the Trust pays a management fee, calculated weekly and payable monthly, by applying the annual rate of 0.35% to the Trust's average weekly net assets.

Under the terms of the Agreement, in addition to managing the Trust's Investments, the Investment Manager maintains certain of the Trust's books and records and furnishes, at its own expense, office space, facilities, equipment, clerical, bookkeeping and certain legal services and pays the salaries of all personnel, including officers of the Trust who are employees of the Investment Manager. The Investment Manager also bears the cost of telephone services, heat, light, power and other utilities provided to the Trust.

3. SECURITY TRANSACTIONS AND TRANSACTIONS WITH AFFILIATES

The cost of purchases and proceeds from sales of portfolio securities, excluding short-term investments, for the year ended October 31, 1995 aggregated $-0- and $5,786,195, respectively.

Dean Witter Trust Company, an affiliate of the Investment Manager, is the Trust's transfer agent. At October 31, 1995, the Trust had transfer agent fees and expenses payable of approximately $1,600.

INTERCAPITAL INSURED MUNICIPAL SECURITIES

4. PREFERRED SHARES OF BENEFICIAL INTEREST

The Trust is authorized to issue up to 1,000,000 non-participating preferred shares of beneficial interest having a par value of $.01 per share, in one or more series, with rights as determined by the Trustees, without approval of the common shareholders. The preferred shares have a liquidation value of $50,000 per share plus the redemption premium, if any, plus accumulated but unpaid dividends, whether or not declared, thereon to the date of distribution. The Trust may redeem such shares, in whole or in part, at the original purchase price of $50,000 per share plus accumulated but unpaid dividends, whether or not declared, thereon to the date of redemption.

The Trust is subject to certain restrictions relating to the preferred shares. Failure to comply with these restrictions could preclude the Trust from declaring any distributions to common shareholders or purchasing common shares and/or could trigger the mandatory redemption of preferred shares at liquidation value.

The preferred shares, which are entitled to one vote per share, generally vote with the common shares but vote separately as a class to elect two Trustees and on any matters affecting the rights of the preferred shares.

5. COMMON SHARES OF BENEFICIAL INTEREST

Transactions in common shares of beneficial interest were as follows:

                                                                                                                  CAPITAL
                                                                                                                  PAID IN
                                                                                                     PAR         EXCESS OF
                                                                                      SHARES        VALUE        PAR VALUE
                                                                                    ----------     --------     ------------
Balance (Note 1)................................................................         7,113     $     71     $     99,938
Shares issued at close of public offering on February 28, 1994*.................     9,500,000       95,000      133,058,710
Shares issued on April 7, 1994 to cover over-allotment..........................       825,000        8,250       11,591,250
Treasury shares purchased and retired (weighted average discount 13.83%)**......      (306,800)      (3,068)      (3,632,078)
                                                                                    ----------     --------     ------------
Balance, October 31, 1994.......................................................    10,025,313      100,253      141,117,820
Treasury shares purchased and retired (weighted average discount 12.16%)**......      (520,300)      (5,203)      (6,104,619)
                                                                                    ----------     --------     ------------
Balance, October 31, 1995.......................................................     9,505,013     $ 95,050     $135,013,201
                                                                                    ==========     ========     ============

---------------------
 *  Net of offering costs of $416,290.
 **  The Trustees have voted to retire the shares purchased.

INTERCAPITAL INSURED MUNICIPAL SECURITIES

6. FEDERAL INCOME TAX STATUS

At October 31, 1995, the Trust had a net capital loss carryover of approximately $469,000 which will be available through October 31, 2003 to offset future capital gains to the extent provided by regulations.

7. DIVIDENDS TO COMMON SHAREHOLDERS

The Trust has declared the following dividends from net investment income:

   DECLARATION         AMOUNT             RECORD               PAYABLE
       DATE           PER SHARE            DATE                  DATE
------------------    ---------     ------------------    ------------------
 October 31, 1995      $0.0675      November 10, 1995     November 24, 1995
November 28, 1995      $0.0675       December 8, 1995     December 22, 1995

8. SELECTED QUARTERLY FINANCIAL DATA (UNAUDITED)

                                                                                QUARTERS ENDED
                                              -----------------------------------------------------------------------------------
                                                  10/31/95              7/31/95               4/30/95               1/31/95
                                              ----------------     ------------------     ----------------     ------------------
                                                          PER                   PER                   PER                   PER
                                              TOTAL*     SHARE     TOTAL*      SHARE      TOTAL*     SHARE     TOTAL*      SHARE
                                              ------     -----     -------     ------     ------     -----     -------     ------
Total investment income...................    $2,076     $0.22     $ 2,091     $ 0.22     $2,038     $0.21     $ 2,119     $ 0.22
Net investment income.....................     1,883      0.20       1,894       0.20      1,859      0.19       1,956       0.20
Net realized and unrealized gain..........     4,337      0.46       2,075       0.22      3,534      0.38       5,167       0.61

                                                                                           QUARTERS ENDED
                                                                   --------------------------------------------------------------
                                                                        10/31/94              7/31/94               4/30/94+
                                                                   ------------------     ----------------     ------------------
                                                                                PER                   PER                   PER
                                                                   TOTAL*      SHARE      TOTAL*     SHARE     TOTAL*      SHARE
                                                                   -------     ------     ------     -----     -------     ------
Total investment income.......................................     $ 2,208     $ 0.22     $2,002     $0.20     $   705     $ 0.07
Net investment income.........................................       2,035       0.20      1,821      0.18         581       0.06
Net realized and unrealized gain (loss).......................      (9,838)     (0.92)     2,422      0.24      (2,011)     (0.20)

---------------------
 *  Amounts in thousands.
 +  For the period February 28, 1994 through April 30, 1994.

INTERCAPITAL INSURED MUNICIPAL SECURITIES

FINANCIAL HIGHLIGHTS

Selected ratios and per share data for a common share of beneficial interest outstanding throughout each period:

                                                                                                                FOR THE PERIOD
                                                                                                              FEBRUARY 28, 1994*
                                                                                          FOR THE YEAR              THROUGH
                                                                                             ENDED                OCTOBER 31,
                                                                                       OCTOBER 31, 1995**          1994**++
---------------------------------------------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE:
Net asset value, beginning of period...............................................         $  13.20                $  14.06
                                                                                            --------                --------
Net investment income..............................................................             0.79                    0.44
Net realized and unrealized gain (loss)............................................             1.58                   (0.93)
                                                                                            --------                --------
Total from investment operations...................................................             2.37                   (0.49)
                                                                                            --------                --------
Less dividends from net investment income..........................................            (0.75)                  (0.38)
Anti-dilutive effect of acquiring treasury shares..................................             0.09                    0.05
Offering costs charged against capital.............................................               --                   (0.04)
                                                                                            --------                --------
Net asset value, end of period.....................................................         $  14.91                $  13.20
                                                                                            ========                ========
Market value, end of period........................................................         $ 12.625                $ 11.125
                                                                                            ========                ========
TOTAL INVESTMENT RETURN+...........................................................            20.61%                 (23.56)%(1)
RATIOS TO AVERAGE NET ASSETS:
Total expenses before expense offset...............................................             0.54%(3)                0.51%(2)
Net investment income..............................................................             5.51%(3)                4.69%(2)
SUPPLEMENTAL DATA:
Net assets, end of period, in thousands............................................         $141,738                $132,377
Portfolio turnover rate............................................................              -- %                    -- %

---------------------
 *  Commencement of operations.
 **  The per share amounts were computed using an average number of shares outstanding during the period.
 + Total investment return is based upon the current market value on the last day of each period reported. Dividends are assumed to be reinvested at the prices obtained under the Trust's dividend reinvestment plan. Total investment return does not reflect brokerage commissions.
 ++  Restated for comparative purposes.
(1)  Not annualized.
(2)  Annualized.
(3) The above expense and net investment income ratios would have been 0.53% and 5.52%, respectively, which reflects 0.01% effect for custody cash credits.

                       SEE NOTES TO FINANCIAL STATEMENTS

INTERCAPITAL INSURED MUNICIPAL SECURITIES

REPORT OF INDEPENDENT ACCOUNTANTS

TO THE SHAREHOLDERS AND TRUSTEES
OF INTERCAPITAL INSURED MUNICIPAL SECURITIES

In our opinion, the accompanying statement of assets and liabilities, including the portfolio of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of InterCapital Insured Municipal Securities (the "Trust") at October 31, 1995, the results of its operations for the year then ended, and the changes in its net assets and the financial highlights for the year then ended and for the period February 28, 1994 (commencement of operations) through October 31, 1994, in conformity with generally accepted accounting principles. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Trust's management; our responsibility is to express an opinion on these financial statements based on our audit. We conducted our audits of these financial statements in accordance with generally accepted auditing standards which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at October 31, 1995 by correspondence with the custodian, provide a reasonable basis for the opinion expressed above.

PRICE WATERHOUSE LLP
1177 Avenue of the Americas
New York, New York 10036
December 7, 1995

      --------------------------------------------------------------------

                      1995 Federal Tax Notice (unaudited)

         During the year ended October 31, 1995, the Trust paid to the common shareholders $0.75 per share from net investment income. All of the Trust's dividends from net investment income were exempt interest dividends, excludable from gross income for Federal income tax purposes.

                      (This Page Intentionally Left Blank)

                      (This Page Intentionally Left Blank)

TRUSTEES
Jack F. Bennett
Michael Bozic
Charles A. Fiumefreddo
Edwin J. Garn
John R. Haire
Dr. Manuel H. Johnson
Paul Kolton
Michael E. Nugent
Philip J. Purcell
John L. Schroeder

OFFICERS
Charles A. Fiumefreddo
Chairman and Chief Executive Officer

Sheldon Curtis
Vice President, Secretary and General Counsel

James F. Willison
Vice President

Thomas F. Caloia
Treasurer

TRANSFER AGENT
Dean Witter Trust Company
Harborside Financial Center - Plaza Two
Jersey City, New Jersey 07311

INDEPENDENT ACCOUNTANTS
Price Waterhouse LLP
1177 Avenue of the Americas
New York, New York  10036

INVESTMENT MANAGER
Dean Witter InterCapital Inc.
Two World Trade Center
New York, New York  10048


INTERCAPITAL
INSURED
MUNICIPAL
SECURITIES

[PHOTO]


ANNUAL REPORT
OCTOBER 31, 1995